SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                         reported) December 19, 1997
                                   -----------------

             Credit Suisse First Boston Mortgage Securities Corp.
       -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-25751           13-3320910
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(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                            Eleven Madison Avenue
                          New York, New York  10010
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                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 325-2000
                                                         ---------------

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Item 5.   Other Events
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     On December 19,  1997, Credit  Suisse First  Boston Mortgage  Securities
Corp. (the "Company") executed a Pooling and Servicing Agreement dated as of December 11, 1997 (the "Pooling and Servicing Agreement"), by and among, the
Company,   as  depositor,  First  Union   National  Bank,  as  servicer  (the
"Servicer"), Lennar Partners, Inc., as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 The Pooling and Servicing Agreement, dated as of December 11, 1997, by and among, the Company, the Servicer, the Special Servicer and the Trustee, providing for the issuance of the Certificates.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.


                           By: /s/ Allan J. Baum
                               -----------------------
                               Name:  Allan J. Baum
                               Title: Vice President

Dated:    January 2, 1998

                                Exhibit Index
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Exhibit                                                      Page
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99.1.     Pooling and Servicing Agreement                     5